Exhibit 10.4

FORM OF REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made and entered into as of __________ __, 2009 (the “Effective Date”) by and among Solar Semiconductor Corporation (formerly named Trans-India Acquisition Corporation), a Delaware corporation (the “Company”) and the undersigned individuals and entities (each individually a “Stockholder” and together the “Stockholders”).

RECITALS

A. The Company, Solar Semiconductor Ltd., a Cayman Islands company (“SSL”), Solar Semiconductor Private Limited, a company formed under the laws of the Republic of India, Solar Semiconductor, Inc., a California corporation, the Stockholders, and the Stockholders’ Representative (as defined in the Share Exchange Agreement) have entered into a share exchange agreement of even date herewith (the “Share Exchange Agreement”), pursuant to which the Company will acquire at least 80% of the outstanding capital stock of SSL (the “Acquisition”).

B. In the Acquisition, the Stockholders received shares of Common Stock of the Company in exchange for their shares of capital stock of SSL.

C. In inducing the Stockholders to enter into the Share Exchange Agreement, the Company agreed to enter into this Agreement with the Stockholders.

D. Each Stockholder holds the number of Registrable Securities set forth on Exhibit A next to such Stockholder’s name.

NOW, THEREFORE, in consideration of the premises and the mutual agreements, provisions, and covenants set forth in the Share Exchange Agreement and in this Agreement, it is hereby agreed as follows:

1. Definitions.

(a) “Commission” means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act or the Exchange Act.

(b) “Common Stock” means the common stock of the Company.

(c) “Exchange Act” means the federal Securities Exchange Act of 1934.

(d) “Registrable Securities” mean the shares of Common Stock held by the Stockholders listed on Exhibit A (or any of their successors or assigns), which Exhibit shall be updated for any Stockholders that become party to this Agreement in the future. Registrable Securities also include any shares of capital stock or other securities of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of such shares of Common Stock. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding; or (d) such Registrable Securities may be sold under Rule 144 or another similar exemption under the Securities Act during a three-month period without registration.

(e) “Registration Statement” means a registration statement filed by the Company with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of Common Stock (other than a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

(f) “Securities Act” means the federal Securities Act of 1933.

2. Registration Rights.

2.1 Demand Registration.

(a) Request for Registration. At any time and from time to time on or after the Effective Date, the Stockholders holding at least ten percent (the “Initiating Stockholders”) of the then outstanding Registrable Securities may make a written demand for registration (a “Demand Registration”) under the Securities Act of the sale of all or part of their Registrable Securities. Any demand for a Demand Registration shall specify the number of shares of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof.

(b) Notice to all Stockholders. Should the Company receive a written request from less than all Stockholders of the then outstanding Registrable Securities, then the Company shall, within twenty (20) days after the receipt of such written request, give written notice of such request (the “Request Notice”) to all remaining Stockholders (“Remaining Stockholders”). The Remaining Stockholders shall have twenty (20) days after receipt of the Request Notice to inform the Company, by writing, of any interest to participate in the Demand Registration.

(c) Reasonable Efforts; Form S-3 Registration. After all notices pursuant to Section 2.1(b) above have been made, the Company shall use all reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Initiating Stockholders (and any Remaining Stockholders electing to participate in such registration) request to be registered. The Company may, if permitted by law, effect any registration pursuant to this Section 2.1 by the filing of a registration statement on Form S-3.

(d) Reduction of Offering. If the Initiating Stockholders intend to distribute the Registrable Securities covered by their request by means of an underwriting, then they shall so advise the Company as a part of their request made pursuant to this Section 2.1(a) and the Company shall include such information in the written notice referred to in subsection Section 2.1(b). In such event, the right of any Stockholder to include his, her, or its Registrable Securities in such registration shall be conditioned upon such Stockholder’s participation in such underwriting. All Stockholders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.1(d), if the underwriter(s) advise(s) the Company in writing that marketing factors require a limitation of the number of securities to be underwritten then the Company shall so advise all holders of Registrable Securities that would otherwise be registered and underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter(s) and allocated among the holders of Registrable Securities on a pro rata basis according to the number of Registrable Securities then outstanding held by each Stockholder requesting registration (including any Remaining Stockholders electing to be included in such Demand Registration); provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded and withdrawn from such underwriting shall be withdrawn from the registration.

(e) Maximum number of Demand Registrations. The Company shall not be obligated (i) to effect more than three (3) Demand Registrations under this Section 2.1(a) in respect of Registrable Securities or (ii) to effect any Demand Registration within three months after the effective date of a registration statement relating to any underwritten offering of Common Stock (including any such offering effected pursuant to a Demand Registration hereunder).

(f) Deferral. Notwithstanding the foregoing, if the Company shall furnish to Stockholders requesting the filing of a registration statement pursuant to this Section 2.1(a), a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Stockholders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

(g) Effective Registration. A registration will not count as a Demand Registration until the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective and the Company has complied with all of its obligations under this Agreement with respect thereto; provided, however that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) the Stockholders included in such Demand Registration thereafter elect to continue the offering.

2.2 Piggy-Back Registration.

(a) Piggy-Back Rights. If at any time on or after the Effective Date the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or by shareholders of the Company for their own account, other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing shareholders, (iii) for an offering of debt that is convertible into equity securities of the Company or (iv) for a dividend reinvestment plan, then the Company shall (x) give written notice of such proposed filing to Stockholders as soon as practicable but in no event less than thirty (30) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters, if any, of the offering, and (y) offer to the Stockholders in such notice the opportunity to register the sale of such number of shares of Registrable Securities as the Stockholders may request in writing within twenty (20) days following receipt of such notice (a “Piggy-Back Registration”). The Company shall cause such Registrable Securities to be included in such registration and shall use its best efforts to cause the managing underwriter(s) of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. If the Stockholder proposes to distribute its securities through a Piggy-Back Registration that involves an underwriter(s), the Stockholder shall enter into an underwriting agreement in customary form with the underwriter(s) selected for such Piggy-Back Registration. Piggyback Registrations effected under this Section 2.2(a) shall not be counted as Demand Registrations effected pursuant to Section 2.1(a).

(b) Reduction of Offering. Notwithstanding any other provision of this Agreement, if a Piggy-Back Registration will be an underwritten offering and the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, and second to Stockholders requesting inclusion of their Registrable Securities in such Registration Statement on a pro rata basis based on the number of Registrable Securities each such Stockholder has requested to be included in the registration. If any Stockholder disapproves of the terms of any such underwriting, such Stockholder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the Registration Statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Stockholder that is a partnership or corporation, the partners, retired partners and shareholders of such Stockholder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “Stockholder,” and any pro rata reduction with respect to such “Stockholder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Stockholder,” as defined in this sentence.

(c) Withdrawal. Any Stockholder may elect to withdraw its request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company may also elect to withdraw a registration statement at any time prior to the effectiveness of the Registration Statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by a Stockholder in connection with such Piggy-Back Registration as provided in Section 2.2.

2.3 Form S-3 Registration. In case the Company shall receive from the Stockholders of at least ten percent (10%) of the Registrable Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Stockholder or Stockholders, the Company shall:

(d) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Stockholders; and

(e) use its best efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Stockholder’s Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Stockholders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company, provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 2.3:

(i) if Form S-3 is not available for such offering by the Stockholders;

(ii) if the Stockholders, together with the stockholders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $1,000,000;

(iii) if the Company shall furnish to the Stockholders a certificate signed by the Chief Executive Officer or Chairman of the Board of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than forty five (45) days after receipt of the request of the Stockholder or Stockholders under this Section 2.3; provided, however, that the Company shall not utilize this right more than once in any twelve month period; or

(iv) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(f) Subject to the foregoing, the Company shall file a Registration Statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Stockholders.

2.4 Termination of Registration Rights. The Company’s obligations pursuant to Sections 2 shall terminate as to any Stockholder, at such time in which all Registrable Securities that such Stockholder holds or has the right to acquire may immediately be sold in any three-month period without registration pursuant to Rule 144 under the Securities Act.

2.5 Expenses. All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings and/or qualifications pursuant to Section 2, including without limitation all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of up to $30,000 of one counsel for the Stockholders selected by them, shall be borne by the Company. Each Stockholder participating in a registration pursuant to this Section 2 shall bear such Stockholder’s proportionate share (based on the number of shares sold by such Stockholder over the total number of shares included in such registration at the time it goes effective) of all discounts and commissions incurred in connection with such offering.

3. Registration Procedures.

3.1 Obligations of the Company. Whenever required under Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously and as reasonably as possible:

(g) prepare and file with the Commission such amendments and supplements to such registration and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statements;

(h) furnish, without charge, to the Stockholders holding Registrable Securities such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration;

(i) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement (which period shall not exceed the sum of one hundred eighty (180) days plus any period during which any such disposition is interfered with by any stop order or injunction of the Commission or any governmental agency or court) or such securities have been withdrawn;

(j) use its commercially reasonable efforts to register and qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such states or other jurisdictions as shall be reasonably requested by the Stockholders holding Registrable Securities, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation or to file a general consent to service of process in any such states or jurisdictions;

(k) notify in writing each Stockholder holding Registrable Securities when (i) any registration statement filed by the Company shall become effective, (ii) when any post-effective amendment to any such registration statement becomes effective, (iii) the issuance or threatened issuance by the Commission of any stop order (whereby the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered), and (iv) any request by the Commission for any amendment or supplement to such registration statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such registration statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the Stockholder holding Registrable Securities included in such Registration Statement any such supplement or amendment;

(l) use commercially reasonable efforts to cause all such Registrable Securities registered pursuant to a Registration Statement hereunder to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(m) provide a transfer agent and registrar for all Registrable Securities registered pursuant to a Registration Statement hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(n) use its reasonable best efforts to furnish, at the request of any Stockholder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (x) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Stockholders requesting registration of Registrable Securities, and (y) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Stockholders requesting registration of Registrable Securities; and

(o) make available for inspection by the Stockholders holding Registrable Securities included in such Registration Statement, any underwriter participating in any disposition pursuant to such Registration Statement and any legal counsel, any accountant or other professional retained by the Stockholder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information requested by any of them in connection with such Registration Statement.

4. Indemnification and Contribution.

4.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless the Stockholders, and each of the Stockholders’ employees, affiliates, partners, stockholders, attorneys and agents, and each person, if any, who controls each Stockholder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, a “Stockholder Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and the Company shall promptly reimburse the Stockholder Indemnified Party for any legal and any other expenses reasonably incurred by such Stockholder Indemnified Party in connection with investigating and defending any such loss, judgment, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by the Stockholder Indemnified Party expressly for use thereunder. The Company also shall indemnify any underwriter of the Registrable Securities, their officers, affiliates, directors, partners, members and agents and each person who controls such underwriter on substantially the same basis as that of the indemnification provided above in this Section 4.1

4.2 Indemnification by the Stockholders. To the extent permitted by law, each Stockholders shall, in the event that any registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such Stockholder, indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any), and each other person, if any, who controls such Company or such underwriter within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) that arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in such Registration Statement; or

any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, but only to the extent that the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Stockholder expressly for use therein, and in such case, such Stockholder shall reimburse the Company, its directors and officers, and each of the controlling persons for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. Notwithstanding the foregoing or anything herein the contrary, each Stockholder’s indemnification obligations hereunder shall be limited to the amount of any net proceeds actually received by such Stockholder in the applicable offering covered by such Registration Statement.

4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such person (the “Indemnified Party”) shall if a claim in respect thereof is to be made against any other person for indemnification hereunder, notify such other person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action; provided, however that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

4.4 Contribution.

(p) If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(q) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account the equitable considerations referred to in the immediately preceding Section 4.4(a). The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no Stockholder shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such Stockholder from the sale of Registrable Securities which gave rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

4.5 Survival. Unless otherwise superseded by an underwriting agreement entered into in connection with the offering, the obligations of the Company and Stockholders under Section 4.4 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

5. Rule 144 Reporting.

5.1 With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock, the Company agrees to:

(r) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(s) use its commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(t) furnish to any Stockholder, so long as such Stockholder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and (iii) such other reports and documents of the Company as a Stockholder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Stockholder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act).

6. Miscellaneous.

6.1 Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, by facsimile when receipt is electronically confirmed, one business day after delivery to a nationally recognized courier service that promises overnight delivery, or otherwise upon receipt, addressed:

(u) if to a Stockholder, at the address listed next to such Stockholder’s name on the signature page.

(v) if to Company:

Solar Semiconductor Corporation

1292 Kifer Road, Suite 808

Sunnyvale, California 94086 USA

Attention: Hari Surapaneni, President and CEO

Fax: (408) 329-5354

with a copy (which shall not constitute notice) to:

Solar Semiconductor Corporation

1292 Kifer Road, Suite 808

Sunnyvale, California 94086 USA

Attention: Mike Ross, VP Admin, HR and Legal

Fax: (408) 329-5354

and

Hayden Bergman Rooney, Professional Corporation

150 Post Street, Suite 650

San Francisco, California 94108 USA

Attention: Kevin K. Rooney

Fax: (415) 399-9320

7. Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. This Agreement and the rights, duties and obligations of the Stockholders hereunder may not be freely assigned or delegated, in whole or in part, without the consent of the Company, other than by a Stockholder in conjunction with any transfer of Registrable Securities by such Stockholder. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors and the permitted assigns of each Stockholder or of any assignee of a Stockholder. This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto.

8. Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written.

9. Amendments and Waivers. Any provision of this Agreement may be amended and the observance thereof may be waived, either generally or in a particular instance and either retroactively or prospectively, only with the written consent of the Company and the holders of a majority of the Registrable Securities; provided, however, that this Agreement may not be amended and the observance of any term hereof may not be waived with respect to any Stockholder without the written consent of such Stockholder unless such amendment or waiver applies to all Stockholders in the same fashion. Notwithstanding the foregoing, this Agreement may be amended without consent to add any additional holders of capital stock of SSL on or prior to the Closing Date that are included in the Second Closing or an Additional Closing as a party to this Agreement by executing and delivering a counterpart signature page to this Agreement, and such party shall have the rights and obligations of a “Stockholder” hereunder. Immediately after any such Stockholder is added as a party to this Agreement, Exhibit A hereto will be amended to list the additional Stockholder. The Company shall give prompt notice of any amendment hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment or waiver. Any amendment or waiver effected in accordance with this Section 6.4 shall be binding upon each Stockholder, each permitted successor or assignee of such Stockholder and the Company.

10. Titles and Headings. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

11. Governing Law. This Agreement shall be governed by, interpreted under, and construed in accordance with the internal laws of the State of Delaware applicable to agreements made and to be performed within the State of Delaware, without giving effect to any choice-of-law provisions thereof that would compel the application of the substantive laws of any other jurisdiction

12. Severability. If any provision of this Agreement is held to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

13. Counterparts. This Agreement may be executed in counterparts, including by facsimile or other electronic means of transmission, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.

Solar Semiconductor Corporation:	Stockholder:

Name:	(print company name if applicable)
Title:

Name:
Title (if applicable):

Address: ___________________

___________________

[Signature Page to Registration Rights Agreement]

EXHIBIT A

(To Registration Rights Agreement)

List of Stockholders